Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated October 31, 2025, to the current variable life prospectuses, initial summary prospectuses, updating summary prospectuses and modernized alternative disclosure annual notice documents for:

•	VUL Optimizer ® (Series 166)
•	VUL Optimizer ® (Series 160)
•	VUL Incentive Life Protect ®
•	COIL Institutional Series ® (Series 162)
•	COIL Institutional Series ® (Series 160)
•	Equitable Advantage SM
•	VUL Survivorship
•	VUL Legacy ®
•	IncentiveLife Optimizer ® III
•	Incentive Life Optimizer ® II
•	Incentive Life Optimizer ®
•	IncentiveLife Legacy ® III
•	Incentive Life Legacy ® II
•	Incentive Life Legacy ®
•	Survivorship Incentive Life SM Legacy
•	Incentive Life ® ‘06
•	Incentive Life ® ‘02
•	Incentive Life ® (‘99)
•	Incentive Life Plus ®
•	Incentive Life ® (Original)
•	Champion 2000
•	Incentive Life ® 2000
•	Corporate Owned Incentive Life ®
•	Incentive Life ® COLI
•	Incentive Life ® COLI ‘04
•	Accumulator ® Life SM
•	Survivorship Incentive Life SM ‘02
•	Survivorship Incentive Life SM ‘99
•	IL Protector ®
•	Survivorship 2000
•	Paramount Life SM

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses, updating summary prospectuses, and modernized alternative disclosure annual notice documents, and in any supplements thereto (collectively, the “Prospectuses” or “Prospectus”). Unless otherwise indicated, all other information included in your Prospectus remains unchanged. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

Nomura Holding America Inc. has entered into an agreement to acquire certain Macquarie Asset Management public investments businesses, with an anticipated closing on or about November 1, 2025. Due to this acquisition, certain Macquarie portfolios are being renamed and the portfolios’ subadvisers will change. Accordingly, effective upon the closing of the acquisition and the effectiveness of any necessary portfolio regulatory filings, the Appendix: “Investment Options available under the policy” will be amended to change the portfolios’ names by replacing all references to Macquarie with Nomura, and to remove subadvisers as follows:

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Fixed Income	Nomura VIP High Income Series* — Delaware Management Company	0.97%	6.19%	3.51%	4.13%
*	The former name may continue to be used in certain documents for a period of time after the date of this Supplement.

New Biz/In Force-498 and MAD	Catalog # 800259 (10/25)
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